1940 Act

Rule 30b2-1

VIA EDGAR

September 9, 2022

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Jackson VFL Variable Life Separate Account
File No. 811-07569, CIK 0001007010
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), the referenced separate account, a unit investment trust registered under the Act, mailed to its contract owners reports for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, each investment company listed below filed a report on Form N-CSR with the Securities and Exchange Commission on the dates indicated. These filings are hereby incorporated by reference.

Investment Company	CIK	Date Filed
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0000896435	8/19/2022
The Alger Portfolios	0000832566	8/26/2022
AB Variable Products Series Fund, Inc.	0000825316	8/17/2022
American Century Variable Portfolios, Inc.	0000814680	8/24/2022
Federated Insurance Series	0000912577	8/23/2022
First Eagle Variable Fund	0001000249	9/2/2022
Franklin Templeton Variable Insurance Products Trust	0000837274	8/29/2022
Janus Aspen Series	0000906185	8/30/2022
Lazard Retirement Series, Inc.	0001033669	8/24/2022
MFS Variable Insurance Trust	0000918571	8/18/2022
Morgan Stanley Universal Funds, Inc.	0001011378	8/26/2022
Van Eck VIP Trust	0000811976	9/2/2022
Variable Insurance Products Fund	0000356494	8/19/2022
Variable Insurance Products Fund II	0000831016	8/19/2022
Variable Insurance Products Fund V	0000823535	8/19/2022

/s/ Ping Shao
Ping Shao
2VP,
PHL Variable Insurance Company
Administrator for Valley Forge Life Insurance Company